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                                                                    Exhibit 10.9



                                AMENDMENT TO THE
                           AGILENT TECHNOLOGIES, INC.
                         EXCESS BENEFIT RETIREMENT PLAN
                        (Adopted Effective May 1, 2000)


     The Agilent Technologies, Inc. Excess Benefit Retirement Plan (the "Plan") is amended in the following respect, effective May 1, 2000:

     The last sentence of Section 5(b) is amended to read as follows:

Thereafter, the unpaid portion of such lump sum Virtual Retirement Benefit shall be credited with earnings (i) through May 31, 2000 as if it were a benefit invested in Fund B under the DPSP; (ii) on and after June 1, 2000 through October 31, 2001, based on the index used to determine Fund B investment results since 1996, the Merrill Lynch 1-5 Government Corporate Index; and (iii) on and after November 1, 2001, as if it were a benefit invested in Fund A under the DPSP, until it is paid out to the Participant under this Plan as set forth below in this Section 5(b).

This Amendment is hereby adopted this 19 day of March 2002.


                                        AGILENT TECHNOLOGIES, INC.


                                     By   /s/ D. Craig Nordlund
                                         _______________________________________

                                                  D. Craig Nordlund
                                                  Senior Vice President
                                                  General Counsel and
                                                  Secretary